Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

Note 19 – Subsequent Events

On February 23, 2015, the Company's Board of Directors declared a cash dividend in the amount of $0.07 per ordinary share, and in aggregate amount of approximately $1.2 million. The dividend will be payable on March 25, 2015 to all of the Company's shareholders of record at the end of the trading day on the NASDAQ on March 9, 2015.